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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                _________________


                                    FORM F-X

                   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS
                                 AND UNDERTAKING

     A.   Name of issuer or person filing ("Filer"):

                        ALTAIR INTERNATIONAL GOLD INC.
                   -----------------------------------------

     B.   This is:

      X   An original filing for the Filer.
     ---
          An amended filing for the Filer.
     ---
     C. Identify the filing in conjunction with which this Form is being filed:

Name of registrant            Altair International Gold Inc.
                   ---------------------------------------------------
Form type           Form 10-SB
          ------------------------------------
File Number (if known)               Not known
                       ----------------------------------------
Filed by                  Altair International Gold Inc.
         ------------------------------------------------------
Date Filed (if filed concurrently, so indicate)
     Filed concurrently herewith
---------------------------------------------------------------
     D. The Filer is incorporated or organized under the laws of the Province of Ontario and has its principal place of business at:

                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
                                 (307) 587-8245

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     E.   The Filer designates and appoints William P. Long (the "Agent")
located at:

                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
                                 (307) 587-8245

as the agent of the Filer upon whom may be served any process, pleadings, subpoenas, or other papers in:

     (a) Any investigation or administrative proceeding conducted by the Commission; and

     (b) Any civil suit or action brought against the Filer or to which the Filer has been joined as defendant or respondent, in any appropriate court in any place subject to the jurisdiction of any state or of the United States, or any of its territories or possessions, or of the District of Columbia, where the investigation, proceeding or cause of action arises out of or relates to or concerns: (i) any offering made or purported to be made in connection with the securities registered or qualified by the Filer on Form 10-SB filed concurrently herewith or any purchases or sales of any security in connection therewith; (ii) the securities in relation to which the obligation to file an annual report on Form 40-F arises, or any purchases or sales of such securities; (iii) any tender offer for the securities of a Canadian issuer with respect to which filings are made by the Filer with the Commission on Schedule 13E-4F, 14D-1F or 14D-9F; or (iv) the securities in relation to which the Filer acts as trustee pursuant to an exemption under Rule 10a-5 under the Trust Indenture Act of 1939. The Filer stipulates and agrees that any such civil suit or action or administrative proceeding may be commenced by the service of process upon, and that service of an administrative subpoena shall be effected by service upon such agent for service of process, and that the service as aforesaid shall be taken and held in all courts and administrative tribunals to be valid and binding as if personal service thereof had been made.

     F. The Filer stipulates and agrees to appoint a successor agent for service of process and to file an amended Form F-X if the Filer discharges the Agent or the Agent is unwilling or unable to accept service on behalf of the Filer at any time until six years have elapsed from the date that the Filer has ceased to be a reporting entity under the Exchange Act.

     The Filer further undertakes to advise the Commission promptly of any change to the Agent's name and address during the applicable period by amendment of this Form, referencing the file number of the relevant form in conjunction with which the amendment is being filed.

     G. The Filer undertakes to make available, in person or by telephone, representatives to respond to inquiries made by the Commission staff, and to furnish promptly, when requested to do so by the Commission staff, information relating to: the Forms, Schedules and offering statements described in General Instructions I.(a), I.(b), I.(c), I.(d) and I.(f) of this Form, as applicable; the securities to which such Forms, Schedules and offering statements relate; and the transactions in such securities.


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     The Filer certifies that it has duly caused this power of attorney, consent, stipulation and agreement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cody, State of Wyoming, Country of the United States, this 16th day of September, 1996.

                                       ALTAIR INTERNATIONAL GOLD, INC.


                                       /s/ William P. Long
                                       ------------------------------------
                                       William P. Long
                                       President


     This statement has been signed by the following persons in the capacities indicated on September 16th, 1996.

                                       WILLIAM P. LONG,
                                       AS REGISTERED AGENT FOR
                                       SERVICE OF PROCESS IN
                                       THE UNITED STATES


                                       /s/ William P. Long
                                       ------------------------------------
                                       William P. Long




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